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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934



            Date of report (date of earliest event reported)  June 3, 1996



                         TRANSACTION SYSTEMS ARCHITECTS, INC.
                 (Exact name of registrant specified in its charter)


         Delaware                        0-25346                 47-0772104
(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)


                                330 South 108th Avenue
                                Omaha, Nebraska  68154
             (Address of principal executive offices, including zip code)

                                    (402) 390-7600
                 (Registrant's telephone number, including area code)

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                         TRANSACTION SYSTEMS ARCHITECTS, INC.
                                       FORM 8-K


Item 2.  Acquisition or Disposition of Assets

On June 3, 1996, 1176484 Ontario Inc., a wholly-owned subsidiary of Transaction Systems Architects, Inc. (TSA or the Company), organized under federal law of Canada, acquired substantially all of the net assets of TXN Solution Integrators
(TXN), a Canadian partnership. TSA is in the process of changing the name of 1176484 Ontario Inc. to Applied Communications Canada, Inc. TXN's ultimate parent company is Tandem Computers Incorporated (Tandem). The purchase price was approximately $3.6 million in cash and the assumption of certain liabilities of TXN. The purchase price will be adjusted based upon the change in certain of TXN's net assets from April 30, 1996 to May 31, 1996. The cash purchase price was paid out of existing TSA corporate funds. The acquired assets consisted primarily of accounts receivable, fixed assets, software, contract rights and goodwill.

TXN distributes and supports computer software, acts as a solution integrator and provides facilities management services. TXN was the exclusive distributor of BASE24 products in Canada for Applied Communications, Inc., a wholly-owned subsidiary of TSA.

The Company's primary product line, BASE24, operates on Tandem computers. The Company has a number of agreements with Tandem that cover such items as commissions on the sale of certain Tandem products, certain limited resales by the Company of Tandem products and the distribution of the Company's products by Tandem affiliates in a limited number of countries.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial statements of businesses acquired.

         Audited financial statements of TXN for the year ended September 30, 1995 will be filed as soon as practical, but no later than 60 days from the date of this filing.

(b)      Pro forma financial information

         Pro forma financial information for TSA and TXN will be filed as soon as practical, but no later than 60 days from the date of this filing.

(c)      Exhibits

         The exhibits filed as part of the Form 8-K are:

          2.08 Asset Purchase Agreement Between 1176484 Ontario Inc. and TXN Solution Integrators Dated June 3, 1996.


         10.29 Second Amendment to Software House Agreement between Tandem Computers Incorporated and Applied Communications, Inc.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   June 17, 1996


                             TRANSACTION SYSTEMS ARCHITECTS, INC.
                             (Registrant)


                             /s/  Gregory J. Duman
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                             Gregory J. Duman
                             Chief Financial Officer
                             (Principal Financial Officer)